SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party

4)   Date Filed:

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                75 Hammond Street

                         Worcester, Massachusetts 01610

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 26, 2006


     PLEASE TAKE NOTICE that the 2006 annual meeting of the shareholders of Providence and Worcester Railroad Company (the "Company") will be held at the Crowne Plaza, 10 Lincoln Square, Worcester, Massachusetts, on Wednesday, April 26, 2006 at 10:00 o'clock A.M., local time, for the following purposes:

     (1) To elect three directors (by the holders of Common Stock only) and six directors (by the holders of Preferred Stock only) to serve for terms of one year and until their successors are elected and qualified;

     (2)To approve an amendment to the Company's By-Laws eliminating the requirement that salaries of all officers of the Company be fixed by the Board of Directors (by the holders of Common Stock and Preferred Stock, voting as separate classes); and

     (3) To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof (by the holders of Common Stock and Preferred Stock, voting as separate classes).

     Holders of record of the Common Stock or Preferred Stock on the books of the Company as of the close of business on March 3, 2006 will be entitled to vote.

                                       By Order of the Board of Directors

                                       MARY A. TANONA
                                       Secretary and General Counsel
                                       PROVIDENCE AND WORCESTER RAILROAD COMPANY


Worcester, Massachusetts
March 24, 2006

     If you are the holder of record of only one class of the Company's capital stock, only one proxy card is enclosed. If you are the holder of record of both Common Stock and Preferred Stock, two proxy cards are enclosed. Kindly fill in, date and sign the enclosed proxy card(s) and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy or proxies will not be used without your consent.

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders

                                 April 26, 2006


                     SOLICITATION AND REVOCATION OF PROXIES

     The accompanying proxy or proxies are solicited by the Board of Directors of Providence and Worcester Railroad Company (herein called the "Company") in connection with the annual meeting of the shareholders to be held April 26, 2006; the Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.

     The Company's Annual Report for 2005, including financial statements, this proxy statement and the accompanying proxy or proxies are expected to be first sent to shareholders on or about March 24, 2006. Neither the Annual Report nor the financial statements therein are incorporated in this Proxy Statement and do not form any part of the material for the solicitation of proxies.


                                VOTING AT MEETING

     Only shareholders of record at the close of business on March 3, 2006 will be entitled to vote at the meeting. Under the Company's charter, the holders of the Company's Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of one-third (1/3) of the Board of Directors of the Company proposed to be elected at the meeting (or the nearest larger whole number, if such fraction is not a whole number). The holders of the Company's Preferred Stock, voting separately as a class, are entitled to one vote for each share held in the election of the balance of the Board of Directors proposed to be elected at the meeting. The holders of the Company's Common Stock and the holders of the Company's Preferred Stock are entitled to one vote per share, voting as separate classes and not together, upon all other matters presented to the shareholders for their approval.

     Common Stock directors will be elected in each case by vote of the holders of a majority of the Common Stock present or represented at the meeting, and the Preferred Stock directors will be similarly elected by vote of the holders of a majority of the Preferred Stock.

     Shares represented by proxies which are marked "withhold authority" with respect to the election of any particular nominee for director, "abstain" with respect to the approval of the amendment to the Company's By-Laws, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and, accordingly, any such marking of a proxy will have the same effect as a vote against the proposal to which it relates.

     Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such "broker non-votes" will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not currently anticipated that any matter that might be the subject of a "broker non-vote" will come before the annual meeting.

     On the record date, there were 4,509,092 shares of the Company's Common Stock and 645 shares of the Company's Preferred Stock outstanding and entitled to vote at the meeting.


                      COMPOSITION OF THE BOARD OF DIRECTORS

     The Board of Directors has determined that all of the nominees standing for election at the 2006 annual meeting, other than Robert H. Eder and P. Scott Conti, are independent of the Company in that such nominees have no material relationship with the Company either directly, or as a partner, shareholder or affiliate of an organization that has a relationship with the Company. The board has made this determination based on the following:

     o Other than Messrs. Eder and Conti, no nominee for director is an officer or employee of the Company or its subsidiaries or affiliates;

     o No nominee for director has an immediate family member who is an officer of the Company or its subsidiaries or has any current or past material relationship with the Company;

     o No nominee for director, other than Messrs. Eder and Conti, has worked for, consulted with, been retained by, or received anything of substantial value from the Company aside from his compensation as a director;

     o No nominee for director is, or was within the past three years, employed by the independent auditors for the Company;

     o Other than Mr. Eder, no executive officer of the Company serves on the Compensation Committee of the Company or on the Board of Directors of any corporation that employs a nominee for director or a member of the immediate family of any nominee for director;

     o No nominee for director is an executive officer of any entity which the Company's annual sales to or purchases from exceeded one percent of either entity's annual revenues for the last fiscal year; and

     o No nominee for director serves as a director, trustee, executive officer or similar position of a charitable or non-profit organization to which the Company or its subsidiaries made charitable contributions or payments in fiscal year 2005 in excess of five percent of the organization's consolidated gross revenues, or $200,000, whichever is more, at any time during the past three years.

                              ELECTION OF DIRECTORS

     At the annual meeting, three Common Stock directors and six Preferred Stock directors are to be elected, and each will hold office until the next annual meeting and until his successor is elected and qualified. The proxies named in the accompanying proxy or proxies, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:

                    Principal Occupation                                Director
Name and Age        During Past Five Years                              Since(a)
------------        ----------------------                              --------

                    Common Stock Director Nominees:
                    -------------------------------

Richard W. Anderson Senior Vice President of Massachusetts Capital        1998
     (58)             Resource Company
Robert H. Eder (73) Chairman of the Company                               1965
John J. Healy (70)  Director of  Manufacturing Advancement Center and     1991
                    Director of Operations for the Massachusetts
                    Manufacturing Extension Partnership; President of Worcester Affiliated Mfg. L.L.C. (manufacturing consultant) from 1997 to 2006

                    Preferred Stock Director Nominees:
                    ----------------------------------

Frank W. Barrett    Executive Vice President of TD Banknorth N.A.         1995
     (66)           (formerly Banknorth Massachusetts) (prior to
                    January 2002, Executive Vice President of  First
                    Massachusetts Bank, N.A.)
P. Scott Conti (48) President of the Company (prior to November 2005      2005
                    Vice President Engineering)
J. Joseph Garrahy   President of J. Joseph Garrahy & Associates, Inc.     1992
     (75)           (business consultants)
James C. Garvey (49)President and CEO of Flagship Bank & Trust Company    2005
Charles M.          President of Bertha M. McCollam, Inc. and Vice        1996
 McCollam, Jr. (73) President and Secretary of Kronholm & McCollam
                   (insurance firms) and President of McCollam
                    Associates (consultant)
Craig M. Scott (42) Partner of Duffy, Sweeney & Scott, Ltd.               2004

(a) Dates of directorships include directorships of the Company's predecessors.


Brief Biographies

     Richard W. Anderson, Director. Mr. Anderson has been a Director of the Company since 1998. He is Senior Vice President of Massachusetts Capital Resource Company ("MCRC"), a private investment firm funded by major Massachusetts based life insurance companies providing high risk growth capital to Massachusetts businesses. He began working at MCRC in 1981. Mr. Anderson is also a director of Valpey Fisher Corporation, a company specializing in frequency control devices, and Polar Beverages, Inc.

     Frank W. Barrett, Director. Mr. Barrett has been a Director of the Company since 1995. Effective January 1, 1999, he became Executive Vice President and Chief Lending Officer of Family Bank. Family Bank became First Massachusetts Bank, N.A. upon the acquisition of Bank North Group by Peoples Heritage Financial Group (which then changed its name to BankNorth Group). Effective June

2000, he became Executive Vice President of First Massachusetts Bank, N.A. Effective January 2002, First Massachusetts Bank, N.A. merged into Banknorth Massachusetts. No change in Mr. Barrett's responsibility was effected as a result of the merger. Effective March 2005, Banknorth Massachusetts was purchased by Toronto Dominion Bank and changed its name to TD Banknorth, NA.

     P. Scott Conti, President, Chief Operating Officer and Director. Mr. Conti joined the Company in June 1988 as Engineering Manager, a position he held until December 1997. He was promoted to Chief Engineer in January 1998, and to Vice President Engineering in March 1999. In November 2005 the Company's Board of Directors elected Mr. Conti to succeed the late Orville R. Harrold as President and to fill the vacancy on the Board that resulted from Mr. Harrold's death.

     Robert H. Eder, Chairman of the Board and Chief Executive Officer. Mr. Eder became President of the Company in 1966 and led the Company through its efforts to become an independent operating company. He has been Chairman of the Board since 1980. He is a graduate of Harvard College and Harvard Law School. He is also Chairman of the Board, and (with his wife) beneficial or direct owner of a majority of the stock, of Capital Properties, Inc., a real estate holding company of which he is also a Director. Mr. Eder is admitted to practice law in Rhode Island and New York.

     J. Joseph Garrahy, Director. Mr. Garrahy has been a Director of the Company since 1992. He is a former four term Governor of Rhode Island and, since 1990, has been an independent business consultant in the State of Rhode Island. Mr. Garrahy is also a director of SENESCO, the Southeastern New England Shipbuilding Corporation.

     James C. Garvey, Director. Mr. Garvey has been a Director of the Company since 2005. Mr. Garvey has been President and CEO of the Worcester-based Flagship Bank & Trust Company ("Flagship Bank") since 2001. He began working at Flagship Bank in 1999 as Executive Vice President.

     John J. Healy, Director. Mr. Healy has been a Director of the Company since 1991. Mr. Healy is Director of the Manufacturing Advancement Center and Director of Operations for the Massachusetts Manufacturing Extension Partnership, an independent consulting organization dedicated to assisting small manufacturing enterprises in becoming globally competitive. He was President of Worcester Affiliated Mfg. L.L.C. (manufacturing consultant) from 1997 to 2006.

     Charles M. McCollam, Jr., Director. Mr. McCollam has been a Director of the Company since 1996. He is President of Bertha M. McCollam, Inc. and Vice President and Secretary of Kronholm & McCollam (insurance firms), as well as owner and President of McCollam Associates, a consulting firm in the State of Connecticut. He was the Chief of Staff to a former governor of Connecticut.

     Craig M. Scott, Director. Mr. Scott has been a Director of the Company since 2004. He is partner of the Providence-based law firm of Duffy, Sweeney & Scott, Ltd. and served as its Managing Partner in 2004 - 2005.

Committees of the Board of Directors

     The Board of Directors has an Executive Committee, a Stock Option & Compensation Committee and an Audit Committee. The Board of Directors does not have a nominating committee. In accordance with the By-laws of the Company, the Executive Committee, currently comprising Robert H. Eder, Chairman, John J. Healy and P. Scott Conti, exercises the authority of the Board of Directors when formal Board action is required between meetings, subject to the limitations imposed by law, the By-laws or the Board of Directors. The Executive Committee acts on routine matters such as authorizing the execution of government contracts for reimbursement for Company work on highway projects adjacent to the railroad and grade crossing rehabilitation.

     The Stock Option & Compensation Committee, currently comprising Charles M. McCollam, Jr., Chairman, Craig M. Scott and James C. Garvey, is responsible for establishing the amount of option shares to be granted to the Company's employees under the Stock Option Plan and for approving and reporting to the Board the executive compensation plan (including incentive awards) of the Chairman of the Board and the President and any other officer who is a member of the Board.

     The Audit Committee of the Board of Directors, currently comprising J. Joseph Garrahy, Chairman, Frank W. Barrett and Richard W. Anderson, all of whom are independent as defined by the American Stock Exchange ("AMEX") listing standards, is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Company has, and will continue to have, an Audit Committee that consists of at least three members, each of whom meets the independence requirements of AMEX and the Securities and Exchange Commission (the "SEC") and the financial sophistication requirements of AMEX. The Board has determined that Frank W. Barrett meets the standards set forth in Item 401(h)(2) of SEC Regulation S-K to qualify as an audit committee financial expert, as that term is defined in Item 401(h)(2).

     The Audit Committee operates under a written charter first adopted and approved by the Board of Directors on April 26, 2000. The Company reviews the charter annually, and modified it in January 2004 to comply with the requirements of the Sarbanes-Oxley Act of 2002 and new AMEX requirements. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     The Company does not have a written procedure for shareholders to make nominations to the Board of Directors, but the Company does consider such nominations. The holders of the Preferred Stock elect a majority of the members of the Board of Directors. Mr. Eder, who owns a majority of the Preferred Stock and who serves as the Chairman of the Board of Directors of the Company, involves himself in the screening and selection of directors of the Company when vacancies occur on the Board of Directors and the Board of Directors has voted to sit as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company and in determining whether to nominate any such recommended person for election by the shareholders. Thus, the Board of Directors has determined that (i) the Company shall not have a nominating committee; and (ii) the Board of Directors shall consider the competencies and experience of such recommended person as they relate to the business of the Company, together with such person's age, reputation and ability to carry out the requirements to serve as a director of the Company. In addition, because the Company is a "controlled" company as defined in Section 801(a) of the AMEX Company Guide, the Company is not subject to the AMEX Company Guide requirement that a listed company adopt a formal written charter or board resolution addressing the nominations process.

     The Board of Directors held five meetings, the Audit Committee held four meetings, the Stock Option & Compensation Committee held two meeting and the Executive Committee held six meetings during the fiscal year ended December 31, 2005. All directors attended at least 75% of all meetings.

Shareholder Communications

Shareholders of the Company may communicate directly with the members of the Board of Directors by writing directly to those individuals at the following address: Providence and Worcester Railroad Company, 75 Hammond Street, Worcester, Massachusetts 01610, and the Company shall forward, and not intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual director or to the directors generally unless the Corporation believes that the communication may pose a security risk. The Board of Directors sits as a committee of the whole to address any inquiries made by shareholders.

Transactions with Management

The law firm of Hinckley, Allen & Snyder LLP, of which Stephen J. Carlotti is a partner, provides legal services to the Company. Mr. Carlotti is trustee of the Robert H. Eder 2005 Trust and Linda Eder 2005 Trust which trusts hold in the aggregate greater than 10% of the Company's outstanding common stock. Subject to the right of each settlor to terminate their respective trusts at time periods set forth in each trust, Mr. Carlotti has the sole right to vote and direct the disposition of the Company's common stock held in these trusts. The total amount of fees paid to Hinckley, Allen & Snyder LLP for services rendered in the 2005 calendar year was $70,915.50.

Audit Committee Report

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to appoint, compensate, retain and oversee any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and otherwise to monitor and oversee these processes.

     The responsibilities of the Audit Committee include engaging an accounting firm as the Company's independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company's management and independent accountants regarding the scope of the audit plan, the results of the audit, the Company's financial statement disclosure documents, the adequacy and effectiveness of the Company's accounting and financial controls and changes in accounting principles, and the auditor's performance and independence. The Audit Committee also oversees the receipt and processing of complaints by employees related to accounting, internal controls or auditing-related matters and reviews related-party transactions.

     In connection with these responsibilities, the Audit Committee reviewed and discussed the audited financial statements with management and the Company's independent accountants, Deloitte & Touche LLP. The Audit Committee also discussed with Deloitte & Touche LLP the matters required by Statement on Auditing Standards No. 61. The Audit Committee received from Deloitte & Touche LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed this information with Deloitte & Touche LLP and also considered the compatibility of non-audit services provided by Deloitte & Touche LLP with its independence. Based on the review of the audited financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K, to be filed with the SEC.

Audit Committee:
     J. Joseph Garrahy, Chairman
     Frank W. Barrett
     Richard W. Anderson

Compensation of Directors

     During the fiscal year ended December 31, 2005, each director who was not an employee of the Company received a base fee of $500 for each attended meeting of the Board of Directors plus $50 per attended meeting for each year of service as a director, and each member of the Audit Committee and the Stock Option & Compensation Committee received $300 for each attended meeting of the committee (other than the Chairman of the Committee, who received $350).

     During the month of January of each year, directors of the Company who were serving as such on the preceding December 31 and who are not full time employees of the Company are granted options for the purchase of 100 shares of the Common Stock of the Company, plus options for an additional ten shares for each full year of service to the Company. The exercise price is the last sale price of the Common Stock on the last business day of the preceding year, and the term of each option is ten years (subject to earlier termination if the grantee ceases to serve as a director), provided, however, that no option is exercisable within six months following the date of grant.

     On January 3, 2005, each director of the Company who was serving as such on December 31, 2004 and was not a full time employee of the Company was granted options for the purchase of 100 shares of Common Stock of the Company, plus options for an additional ten shares for each full year of service to the Company. The exercise price for such options is $13.49.

Report on Executive Compensation

     The Stock Option & Compensation Committee of the Board (the "Committee") is composed entirely of independent (as defined by AMEX and the SEC), non-employee directors. From time to time Mr. Conti meets with the Committee to review the compensation program. The Committee is charged with the broad responsibility of seeing that executive officers are effectively compensated in a manner which is internally equitable and externally competitive. Because the Company is a "controlled" company as defined in Section 801(a) of the AMEX Guide, the Company is not subject to the AMEX Guide requirement that compensation of the chief executive officer and all other officers be determined, or recommended to the Board for determination, either by a compensation committee comprised of independent directors or by a majority of the independent directors on its Board. However, the Company's Compensation Committee Charter provides that the Compensation Committee shall approve and report to the Board the executive compensation plan (including incentive awards) of the Chairman of the Board and the President and any other officer who is a member of the Board. The Board of Directors shall set the compensation of the Chairman of the Board and the President.

     Executive Compensation Philosophy. The Company's executive compensation philosophy seeks to link executive officer compensation with the values, objectives, business strategy, management initiatives and financial performance of the Company. The overall objectives of the program are to attract and retain highly qualified individuals in key executive positions, to motivate executives to achieve goals inherent in the Company's business strategy, and to link executives' and shareholders' interests. The Company also seeks to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives both inside the Company and at comparable railroad companies.

     Base Salary. Base salaries for executive officers are substantially dependent upon the base salaries paid for comparable positions at similar companies, the responsibilities of the position held, and the experience level of the particular executive officer. The base salary for executive officers is set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executives.

     Bonus. All bonuses for executive officers are determined at the discretion of the Committee, taking into consideration the Company's objectives and profitability.

     Stock Options. Total compensation at the executive level also includes long-term incentives afforded by stock options granted under the 1993 Non-Qualified Stock Option Plan ("Plan"). The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and total shareholder return, and to enable executives (other than any executive who owns a majority of either class of the Company's stock) to develop and maintain long-term stock ownership positions in the Company's Common Stock. Annual grants of stock options are made in accordance with the terms of the Plan. Options are granted at fair market value.

     Simplified Employee Pension Plan ("SEPP"). Total compensation at the executive level also includes a contribution by the Company on behalf of each "eligible employee", as defined under the 1979 SEPP, as amended, of an amount not to exceed 12% of said employee's "eligible compensation" for the preceding year ending December 31. "Eligible compensation", as defined under the SEPP, means all taxable compensation of an "eligible employee" paid by the Company in any calendar year, excluding any contribution made by the Company under the SEPP, provided, however, that "eligible compensation" shall be limited to no more than $200,000, or such amount as permitted under Section 401(a)(17) of the Internal Revenue Code. Such contribution is made directly to an individual retirement account or individual retirement annuity as determined by the "eligible employee".

     Compensation of Chief Executive Officer. Mr. Eder is eligible to participate in the same executive compensation plans available to other senior executives other than the Company's Non-Qualified Stock Option Plan. The Compensation Committee regularly reviews Mr. Eder's salary, and adjusts it as deemed appropriate to be consistent with salary levels among executives in comparable positions within the railroad industry. In addition, Mr. Eder receives cost of living adjustments in salary provided to all Company employees.

     Conclusion. The Committee believes that the compensation program for executive officers is competitive and that the program effectively ties executive compensation to the Company's performance and resultant stock price performance.

Stock Option & Compensation Committee:
     Charles M. McCollam, Jr., Chairman
     Craig M. Scott
     James C. Garvey

                           SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation paid or accrued by the Company during the three year period ended December 31, 2005, to its Chief Executive Officer and each of its executive officers who earned more than $100,000 in salary and bonus in 2005 (the "Named Executive Officers"), for services rendered in all capacities to the Company during 2005.

                                                              Long-Term
                                  Annual Compensation         Compensation
                                  -------------------         ------------
                                                              Securities
                                                              Underlying    All
                                                    Other     Options to   Other
                                                    Annual    Purchase   Compen-
                                   Salary          Compen-    Common      sation
Name and Principal Position  Year  ($)(a) Bonus($) sation($)  Stock       ($)(b)
---------------------------- ----  ------ ------   --------  ------------ ------
 Robert H. Eder............. 2005  374,899     0     5,101        0      47,608
  Chairman of the Board and  2004  364,985     0    28,127(c)     0      41,367
   Chief Executive Officer   2003  357,512     0     2,274        0      44,132

 Orville R. Harrold(d)...... 2005  297,945     0      0         1,159    53,139
                             2004  314,140     0      0         1,086    44,460
                             2003  308,037     0      0         1,149    39,328

 P. Scott Conti............. 2005  137,508     0      0           316     9,371
    President and Chief      2004  132,155     0      0           296     8,920
    Operating Officer(e)     2003  127,661     0      0           246     8,661

 Robert J. Easton........... 2005  152,529     0      0           354    10,296
    Treasurer                2004  147,151     0      0           333    10,005
                             2003  143,783     0      0           353     9,730

 David F. Fitzgerald........ 2005  118,581     0      0           377     8,090
    Vice President(f)        2004  112,687     0      0           357     7,616
                             2003  109,407     0      0           369     7,440

 Frank K. Rogers............ 2005  102,367     0      0           184     6,910
    Vice President(g)        2004   96,516     0      0           130     6,515
                             2003   93,819     0      0           136     6,333

 Mary A. Tanona............. 2005  124,636     0      0           172     8,413
    Secretary and General    2004  119,949     0      0           108     8,097
     Counsel                 2003  116,843     0      0           114     7,887

(a) Includes amounts taxable to employees for personal use of Company-owned vehicles, other than Mr. Eder and Ms. Tanona, who do not have personal use of a Company-owned vehicle.

(b) Includes amounts paid directly to the retirement accounts of management staff under the Company's simplified employee pension plan, and, in the case of Robert H. Eder and Orville R. Harrold, includes for 2005 premiums paid for life insurance coverage in the amounts of $33,433 and $38,964, respectively.

(c)  Includes the cost of a vehicle for Mr. Eder.

(d) Mr. Harrold was President and Chief Operating Officer until his death in November 2005.

(e) Mr. Conti was Vice President Engineering prior to succeeding Mr. Harrold as President and Chief Operating Officer in November 2005.

(f)  Mr. Fitzgerald was named Vice President in November 2005.

(g)  Mr. Rogers was named Vice President in November 2005.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of the end of the Company's most recently completed fiscal year with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

                      Number of Securities                          Number of
                       to be Issued Upon     Weighted Average      Securities
                          Exercise of        Exercise Price of      Remaining
                      Outstanding Options,  Outstanding Options,  Available For
  Plan Category       Warrants and Rights   Warrants and Rights  Future Issuance
  -------------       -------------------   -------------------  ---------------

Equity compensation plans         44,668           $10.20              323,008
approved by security holders

Equity compensation plans not       N/A              N/A               195,641
approved by security holders

Total                             44,668           $10.20              518,649


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the grant of stock options under the Company's Non-Qualified Stock Option Plan to the Named Executive Officers during the Company's last fiscal year. The Company does not issue stock appreciation rights.

                                    % of Total
                        Number of    Options
                        Securities   Granted To
                        Underlying   Employees                        Grant Date
                         Options     In Fiscal   Exercise  Expiration    Present
     Name              Granted(a)     2005       Price($)     Date   Value($)(b)
    ------             ----------   ---------     ------    -------- -----------

Robert H. Eder(c).....      0          0           0         0           0

Orville R. Harrold....    1,159       16.55      13.49    01/03/15    9,295

P. Scott Conti........      316        4.51      13.49    01/03/15    2,534

Robert J. Easton......      354        5.06      13.49    01/03/15    2,839

David F. Fitzgerald...      377        5.39      13.49    01/03/15    3,024

Frank K. Rogers.......      184        2.63      13.49    01/03/15    1,476

Mary A. Tanona........      172        2.46      13.49    01/03/15    1,379

(a) All options were granted on January 3, 2005 and became exercisable on July 3, 2005.

(b) Amounts represent fair value of options and were estimated to be $8.02 per share as of the date of grant using Black-Scholes options-pricing model with the following weighted average assumptions: expected volatility of 65%; expected life 7 years; and risk free interest rate of 3.94%. Dividends at the rate of 1.19% per share were assumed for purposes of this estimate.

(c) Under the terms of the Company's Non-Qualified Stock Option Plan, Mr. Eder is not eligible to receive a grant of stock options.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

     The following table sets forth individual exercises of stock options during 2005 and the year-end values of options to purchase Common Stock held by the Named Executive Officers as of December 31, 2005.

                                      Number of Securities
                                   Underlying Unexercised   Value of Unexercised
                                              Options at         In-the-Money at
                                         December 31, 2005  December 31, 2005(b)
                                         -----------------  --------------------
                       Shares
                      Acquired on     Value      Exercisable/       Exercisable/
             Name     Exercise   Realized($)(a) Unexercisable   Unexercisable($)
             ----    ----------- -------------- -------------   ----------------

 Robert H. Eder.......    0          0            0/0                     0/0

 Orville R. Harrold...  2,030      2,182      1,011/0                     0/0

 P. Scott Conti.......    246      1,328      1,123/0                  4,197/0

 Robert J. Easton.....     0          0       2,844/0                 14,536/0

 David F. Fitzgerald..    303      2,494      3,198/0                 16,768/0

 Frank K. Rogers......     0          0       1,045/0                  5,437/0

 Mary A. Tanona.......     0          0         596/0                  3,319/0

(a) Based on the last sale price of the Common Stock on the date of exercise minus the exercise price.

(b) Based on the difference between the exercise price of each grant and the closing price of the Company's Common Stock on the AMEX on December 31, 2005, which was $14.90.

                                PERFORMANCE GRAPH


PREPARED BY BURNHAM SECURITIES INC. FOR PROVIDENCE AND WORCESTER RAILROAD
COMPANY.

                                 5 - Year Return
                   Providence and Worcester Railroad Company,
                  U.S. Railroad Index and Russell 2000(R) Index

                                [GRAPHIC OMITTED]


                         Fiscal Years Ended December 31
                         ------------------------------

                              2000     2001     2002     2003     2004     2005
--------------------------   -----    -----    -----    -----    -----    -----
--------------------------   -----    -----    -----    -----    -----    -----
PWX                          100.0     97.0    119.9    121.9    162.5    120.2
U.S. Railroad Index          100.0     71.3     71.8     84.8     93.0    120.3
S&P Industrials              100.0     96.8     75.9    110.3    129.1    139.2
--------------------------   -----    -----    -----    -----    -----    -----

The Russell 2000(R) Index measure the performance of small capitalization US companies by measuring the performance of the 2,000 smallest securities in the Russell 3000(R) Index. The Russell 2000(R) Index is being used in place of the S&P Industrials Index as that index has been discontinued. The U.S. Railroad Index is compiled by Burnham Securities Inc. and includes 10 railroad-operating companies.

The Board of Directors recognizes that the market price of stock is influenced by many factors, only one of which is issuer performance. The Company's stock price may also be influenced by market perception, economic conditions and government regulation. The stock price performance shown in the graph is not necessarily an indicator of future price performance.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table set forth below reflects the only persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the best of the Company's knowledge, were on March 3, 2006 the beneficial owners of more than five percent of the Company's outstanding Common Stock, $.50 par value, or Preferred Stock, $50 par value. Each share of the Company's outstanding Preferred Stock is convertible at any time, at the option of the holder, into one hundred shares of Common Stock of the Company. The footnote to the table below sets forth the percentages of the outstanding Common Stock which would be held by the indicated owners if such owners' Preferred Stock were converted in whole into Common Stock.


                                                                       Percent
Name and Address                      Number of Shares Owned           of Class
----------------                      ----------------------           --------

Robert H. and Linda Eder                    842,742 (Common)           18.7%(a)
120 Sunset Avenue                           500 (Preferred)            77.5%
Palm Beach, Florida  33480

Steinberg Asset Management, LLC             519,500 (Common)           11.5%
Michael A. Steinberg & Company, Inc.
Michael A. Steinberg
12 East 49th Street
Suite 1202
New York, New York  10017

Keeley Asset Management Corp.               345,970 (Common)            7.7%
Kamco Performance Limited Partnership
Kamco Limited Partnership No. 1
401 South LaSalle Street
Chicago, Illinois  60605


     (a) Robert H. Eder and Linda Eder are husband and wife. The shares beneficially owned by Mr. and Mrs. Eder as reported herein include 768,162 shares held by The Robert H. Eder 2005 Trust, Stephen J. Carlotti, trustee, which trust is currently revocable by Mr. Eder, 74,580 shares held by the Linda Eder 2005 Trust, Stephen J. Carlotti, trustee, which trust is currently revocable by Mrs. Eder and 500 shares of Preferred Stock held directly by Robert
H. Eder.

     (b) Assuming no conversion of Preferred Stock. If their Preferred Stock were converted in whole to Common Stock, Mr. and Mrs. Eder would own 19.5% of the outstanding Common Stock.

     The following table reflects, as of March 3, 2006, the beneficial ownership of the Common Stock of the Company by directors, nominees for directors, Named Executive Officers and all officers and directors as a group.


Name                                                   Number       Percentage
----                                                   ------       ----------

 Richard W. Anderson(a) .......................       201,610         4.4%
 Frank W. Barrett(b)...........................         1,850          *
 P. Scott Conti(c).............................         6,282          *
 Robert J. Easton(d) ..........................         6,608          *
 Robert H. Eder(e).............................       892,742        19.5%
 David F. Fitzgerald(f)........................         5,960          *
 J. Joseph Garrahy(g)..........................         1,200          *
 James C. Garvey...............................           300          *
 John J. Healy(h)..............................         2,400          *
 Charles M. McCollam, Jr.(i)...................         3,560          *
 Frank K. Rogers(j)............................         2,214          *
 Craig M. Scott................................         1,000          *
 Mary A. Tanona(k).............................         2,416          *
 All executive officers and directors as a group
    (14 persons)(l)............................     1,128,554        24.7%

 *   Less than one percent

(a) Includes 200,000 shares of common stock held by Massachusetts Capital Resource Company of which Mr. Anderson disclaims beneficial ownership. Mr. Anderson is Senior Vice President of Massachusetts Capital Resource Company. Also includes 910 shares of Common Stock issuable under stock options exercisable within 60 days.
(b) Includes 1,350 shares of Common Stock issuable under stock options exercisable within 60 days.
(c) Includes 1,123 shares of Common Stock issuable under stock options exercisable within 60 days.
(d) Includes 118 shares of Common Stock held by Mr. Easton's wife in her name and 2,844 shares of Common Stock issuable under stock options exercisable within 60 days.
(e) Robert H. Eder and Linda Eder are husband and wife. The shares beneficially owned by Mr. and Mrs. Eder as reported herein include 768,162 shares held by The Robert H. Eder 2005 Trust, Stephen J. Carlotti, trustee, which trust is currently revocable by Mr. Eder, 74,580 shares held by the Linda Eder
     2005 Trust, Stephen J. Carlotti, trustee, which trust is currently revocable by Mrs. Eder and 500 shares of Preferred Stock held directly by Robert H. Eder.
(f) Includes 20 shares of Common Stock held by Mr. Fitzgerald's wife in her name and 3,198 shares of Common Stock issuable under stock options exercisable within 60 days.
(g) Includes 530 shares of Common Stock issuable under stock options exercisable within 60 days.
(h) Includes 1,710 shares of Common Stock issuable under stock options exercisable within 60 days.
(i) Includes 110 shares of Common Stock issuable under stock options exercisable within 60 days.
(j) Includes 1,045 shares of Common Stock issuable under stock options exercisable within 60 days.
(k) Includes 596 shares of Common Stock issuable under stock options exercisable within 60 days.
(l) Includes 412 shares of Common Stock owned by an officer of the Company who is not a Named Executive Officer, 50,000 shares of Common Stock issuable upon conversion of Preferred Stock and 13,416 shares of Common Stock issuable under stock options exercisable within 60 days.

      COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Form 5 filings were required, the Company believes that during 2005 its officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee (composed of independent [as defined by AMEX and the SEC] non-employee directors) of the Board of Directors has appointed Deloitte & Touche LLP, who acted as independent auditors of the accounts of the Company for 2005, as independent auditors of the accounts of the Company for the year 2006. The Company has recently been advised by Deloitte & Touche LLP that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past four years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     It is expected that a representative of Deloitte & Touche LLP will be present at the annual meeting with the opportunity to make a statement if he/she so desires, and that such representative will be available to respond to appropriate questions.

Audit Fees and Services

     Aggregate fees for professional services rendered for the Company by Deloitte & Touche LLP as of or for the fiscal years ended December 31, 2005 and 2004 are set forth below. The aggregate fees included in the Audit category are billed for the fiscal years for the audit of Company's annual financial statements and review of financial statements or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

                                   Fiscal Year 2005           Fiscal Year 2004
                                   ----------------           ----------------
Audit Fees                             $171,800                  $153,456
Audit-Related Fees                          ---                   $31,500
Tax Fees                                 $5,000                    $5,890
All Other Fees                              ---                       ---

     Audit Fees for the fiscal years ended December 31, 2005 and 2004 were for professional services rendered for the audits of the financial statements of the Company, quarterly review of the financial statements included in the Company's Quarterly Reports on Form 10-Q, consents and other assistance required to complete the year end audit of the consolidated financial statements.

     Audit-Related Fees as of the fiscal year ended December 31, 2004 were for employee benefit plan audits and advice relating to an SEC Comment Letter. There were no such services rendered in 2005.

     Tax Fees as of the fiscal years ended December 31, 2005 and 2004 were for services rendered for review of tax returns and tax advice.

     All Other Fees. As of the fiscal years ended December 31, 2005 and 2004 there were no other fees.

     The Audit Committee has determined that the provision of the above services is compatible with maintaining Deloitte & Touche LLP's independence.

     Policy on Audit Committee Pre-Approval. The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants prior to the engagement of the independent accountants with respect to such services. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members and that member shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.


                                     BY-LAWS

     The Company's By-Laws currently provide that salaries of all of the Company's officers shall be fixed by the Board of Directors. The Board of Directors has determined that it is in the best interests of the Company to amend the By-Laws of the Company to eliminate the requirement, set forth in
Article IV, Section 3 thereof, that the salaries of all officers of the Company be fixed by the Board of Directors.

     Recommendations of Board of Directors. The Board of Directors recommends that the shareholders vote FOR approval of the amendment to the By-Laws eliminating the requirement that salaries of all officers of the Company be fixed by the Board of Directors. The affirmative votes of the holders of majorities of the outstanding Common Stock and Preferred Stock, voting as separate classes, will be required for such approval.


                        PROPOSALS FOR 2007 ANNUAL MEETING

     The 2007 annual meeting of the shareholders of the Company is scheduled to be held April 25, 2007. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 17, 2006.


                                  OTHER MATTERS

     No business other than that described above and/or set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

                                     By Order of the Board of Directors

                                     MARY A. TANONA
                                     Secretary and General Counsel
                                     PROVIDENCE AND WORCESTER RAILROAD COMPANY


Dated:  March 24, 2006

                                                                      Appendix A
                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
                             AUDIT COMMITTEE CHARTER

PURPOSE
-------

     The primary function of the Providence and Worcester Railroad Company (hereinafter "Company") Audit Committee is to report to and assist the Board of Directors (hereinafter "Board") in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Company to its stockholders and the general public; the Company's systems of internal controls regarding finance and accounting; and the Company's auditing, accounting and financial reporting process. The Audit Committee's primary duties and responsibilities are to:

     1. Serve as an independent and objective party to monitor and oversee the integrity of the Company's financial reporting process and internal control system.

     2. Evaluate qualifications and independence of, appoint, oversee and, where appropriate, replace the external auditors who are accountable to the Audit Committee and the Board.

     3. Provide an open avenue of communication among the external auditors, financial and senior management, and the Board. 4. Oversee the system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and ethics.

     The Audit Committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility of preparing the financial statements and implementing internal controls and the independent accountants have the responsibility of auditing the statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

     The Audit Committee, and each member of the Audit Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by officers and employees of the Company, whom such member believes to be reliable and competent in the matters presented and on counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

ORGANIZATION
------------

     The Audit Committee shall be comprised of at least three directors as determined by the Board, each of whom shall satisfy the independence standards specified in the American Stock Exchange (hereinafter "Amex") Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934 and all other legal requirements. Each member shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his/her independent judgment as a member of the Audit Committee. All members shall be financially literate and able to read and understand financial statements, including balance sheets, income statements, and cash flow statements. The Audit Committee chairman shall, by reason of experience and background, demonstrate a reasonably high level of financial sophistication including, without limitation, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Determination of independence, Audit Committee financial expertise, financial literacy and accounting or related financial management expertise shall be made by the Board as the Board interprets such qualifications in its business judgment and in accordance with applicable law and the listing requirements of Amex.

     The Audit Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company and outside counsel and consultants without the consent of management.

RESPONSIBILITIES AND DUTIES
---------------------------

     1. Be directly responsible for the appointment, compensation, retention and oversight of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The external auditors shall report directly to the Audit Committee.

     2 Meet at least once each quarter and meet at least annually in executive session with the external auditors without management present.

     3. Meet with the external auditors and financial management to review the scope of the audit for the current year and the audit procedures to be utilized. At the conclusion of the audit year, review the results of the audit, including any comments or recommendations of the external auditors.

     4. Appraise with the external auditors and management the adequacy and effectiveness of the accounting and financial controls of the Company and the appropriateness of the Company's accounting principles. In connection therewith:

          o Elicit any recommendations for the improvement of such internal controls and/or accounting principles; and o Review any deficiencies identified by management in the design and operation of internal controls for financial reporting and at least annually consider, in consultation with management and the independent auditors, the adequacy of the Company's internal controls for financial reporting, including the resolution of identified material weaknesses and reportable conditions, if any.

     5. Prior to release of the Company's Annual Report to the shareholders and the public, review the financial statements contained therein with management and the external auditors to determine that the disclosures and content of the financial statements are satisfactory and review and discuss:

          o Changes in accounting standards or rules promulgated by the Financial Accounting Standards Board or the SEC that have an impact on the financial statements;

          o Estimates made by management having a material impact on the financial statements;

          o The effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements;

          o Any changes from prior years in accounting principles applied in the preparation of such financial statements; and

          o Any material written communications between the independent auditor and the Company's management, including any management letter provided by the independent auditor and the Company's response to that letter.

     6. Annually review with management and the independent auditors the basis for the disclosures made in the Annual Report to shareholders regarding the Company's internal controls for financial reporting.

     7. Ensure that retention of the independent auditor to perform audit and nonaudit services is properly disclosed in the Company's proxy statement and filings with the SEC.

     8 Discuss with the external auditors and management, via telephone if appropriate, the quarterly financial statements of the Company before the results are released to the shareholders and the public.

     9. Inquire of management (including the General Counsel), and the external auditor, about significant risks or exposures that could financially impact the Company and assess the steps management has taken to minimize such risks.

     10. Investigate any matter brought to its attention within the scope of its duties, with the power to compensate and obtain advice and assistance from outside legal, accounting or other advisors for this purpose if, in its judgment, that is appropriate. Resolve any disagreements between the external auditors and management. Determine funding for the appropriate compensation of the independent auditors and other advisors that the Audit Committee chooses to engage, with such funding to be provided by the Company.

     11. Submit the minutes of all meetings of the Audit Committee to, or discuss the matters communicated at each meeting with, the full Board.

     12. Review, at least annually, with management and the independent auditor the qualifications, performance, independence and objectivity of the independent auditor. In connection with such review and evaluation, the Audit Committee shall

          o Obtain and review a written report from the independent auditor at least annually regarding the auditor's internal quality-control procedures and any material issues raised by the most recent quality-control review;

          o Obtain an annual written statement from the independent auditor delineating all relationships, both direct and indirect, between the independent auditor and the Company, including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1;

          o    Consider   whether  the   provision  of  non-audit   services  is
               compatible with maintaining the auditor's independence, taking into account the opinions of management;

          o Discuss any relationships that may impair the auditor's independence and take such actions as it deems appropriate or make recommendations to the Board regarding actions to be taken to remedy such impairment; and

          o Ensure appropriate audit and concurring partner rotation as required by law.

     13. Review and approve any related-party transactions entered into by the Company.

     14. Review and pre-approve the engagement of independent accountants to perform permissible non-audit services in accordance with policies adopted by the Audit Committee and applicable laws and regulations. Review any non-audit services performed on behalf of the Company by the independent accountants that meet the de minimis exception under applicable laws and regulations.

     15. Establish procedures for receipt and processing of complaints related to accounting, internal controls or auditing-related matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing practices.

     16. Administer the Company's Code of Ethics for Chief Executive Officer and Senior Financial Officers, including consideration of any waivers and investigation of any alleged violations thereof.

ADOPTION AND EFFECTIVE DATE
---------------------------

     This amended Audit Committee Charter was adopted by the Audit Committee pursuant to a delegation of authority by vote of the Board of the Company on January 28, 2004 and became effective immediately.

ANNUAL REVIEW
-------------

     At least annually, members of the Audit Committee shall review the terms and scope of the Audit Committee charter to determine the adequacy of the charter. Such review and any recommendations which follow thereafter shall be reflected in the minutes of the meeting of the Audit Committee during which such review was undertaken.

[GRAPHIC OMITTED]



                    ----- Mark  this box with an X if you have made  changes  to your name or address details above.

================================================================================

Annual Meeting of Shareholders - April 26, 2006                       Proxy Card

================================================================================

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, whose signature appears below, hereby appoints Robert H. Eder,
P. Scott Conti, and Robert J. Easton, attorneys each with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Preferred Stock of Providence and Worcester Railroad Company held of record by the undersigned on March 3, 2006 at the annual meeting of shareholders to be held on April 26, 2006 in Worcester, Massachusetts, and at any adjournments thereof, as follows.

A.   Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

             For   Withhold          For   Withhold               For   Withhold
             ---   --------          ---   --------               ---   --------
01-F. Barrett             02-S. Conti                03-J. Garrahy


             For   Withhold                For   Withhold         For   Withhold
             ---   --------                ---   --------         ---   --------
04-J. Garvey              05-C. McCollam, Jr.          06-C. Scott


B.   Issues
The Board of Directors recommends a vote FOR the following proposal.

                                                   For      Against     Abstain
                                                   ---      -------     -------

2.   Amendment to the Company's Bylaws
     eliminating the requirement that salaries of all officers of the Company be fixed by the Board of Directors.

3.   In their discretion, upon such other
     matters as may properly come before
     the meeting.

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed. PLEASE DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

Sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person. In case of joint tenants or multiple owners, each party must sign.

Signature 1 -                  Signature 2 -
Please keep signature          Please keep signature
within the box                 within the box              Date (mm/ldd/yyyy)

-------------------------    -------------------------     ---------------------
                                                                   /  /
-------------------------    -------------------------     ---------------------

[GRAPHIC OMITTED]



                    ----- Mark  this box with an X if you have made  changes  to your name or address details above.

================================================================================

Annual Meeting of Shareholders - April 26, 2006                       Proxy Card

================================================================================

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, whose signature appears below, hereby appoints Robert H. Eder,
P. Scott Conti, and Robert J. Easton, attorneys each with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Common Stock of Providence and Worcester Railroad Company held of record by the undersigned on March 3, 2006 at the annual meeting of shareholders to be held on April 26, 2006 in Worcester, Massachusetts, and at any adjournments thereof, as follows.

A.   Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

                  For  Withhold            For  Withhold           For  Withhold
                  ---  --------            ---  --------           ---  --------
01-Richard Anderson           02-Robert Eder           03-John Healy


B.   Issues
The Board of Directors recommends a vote FOR the following proposal.

                                                   For      Against     Abstain
                                                   ---      -------     -------
2.   Amendment to the Company's Bylaws
     eliminating the requirement that salaries of all officers of the Company be fixed by the Board of Directors.

3.   In their discretion, upon such other
     matters as may properly come before
     the meeting.

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed. PLEASE DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

Sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person. In case of joint tenants or multiple owners, each party must sign.

Signature 1 -                  Signature 2 -
Please keep signature          Please keep signature
within the box                 within the box              Date (mm/ldd/yyyy)

-------------------------    -------------------------     ---------------------
                                                                   /  /
-------------------------    -------------------------     ---------------------